Note H - Acquisition (Detail) - Pro Forma Consolidated Results of Operations (USD $)	9 Months Ended
Dec. 31, 2012
Revenues from continuing operations (in Dollars)	$ 324,000
Net loss available to common stockholders (1) (in Dollars)	$ (671,000)	[1]
Net loss available to common stockholders per share – basic (1)	$ (1.43)	[1]
Net loss available to common stockholders per share – diluted (1) (2)	$ (1.43)	[1],[2]

[1]	The pro forma results for the period from April 3, 2012 (inception) through December 31, 2012 were adjusted to exclude acquisition-related expenses of approximately $227,000 incurred in 2012 for the acquisition of Cedar Park.
[2]	The pro forma results include assumptions the acquisition was funded by pro forma proceeds from our public offering. The proceeds for the acquisition of Cedar Park was funded through proceeds from our public offering which was primarily received during December 2012. The pro forma results assume these proceeds were received during April 2012.